Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q2 FISCAL YEAR 2012 FINANCIAL RESULTS

Q2 GAAP EPS of $0.32; Q2 GAAP EPS Continuing Operations of $0.06

Q2 Non-GAAP EPS Continuing Operations of $0.11

Repurchased Almost Four Million Shares

SAN JOSE, Calif., Oct. 31, 2011 — Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal second quarter ended October 2, 2011.

“During our fiscal second quarter, we continued to streamline operations and introduce innovative mixed-signal solutions for our three target markets -- communications infrastructure, cloud computing and consumer mobility,” said Dr. Ted Tewksbury, president and CEO of IDT.  “Despite macroeconomic headwinds, we experienced strong sequential growth in Serial RapidIO® switches for wireless base stations and timing solutions for consumer devices, as well as robust design activity for new products.”

“In order to sharpen our focus on our target vertical markets, we sold our image processing assets and initiated the divestiture of the remainder of our video business.  This enables us to reduce total operating expenses while reallocating R&D resources to product categories with greater growth potential and profitability.  Our disciplined approach to product portfolio management and expense control has enabled us to achieve stronger operating margins on lower revenue levels, positioning us to grow earnings when customer demand improves.”

Recent Highlights

IDT recently announced:

•	It has released the world's highest performance family of Gen 3 PCI Express® (PCIe) switches optimized for solid-state drive (SSD) storage arrays and cloud computing applications.

•	The industry’s lowest power DDR3 register for Dual In-Line Memory Modules (DIMMs) in high-efficiency data centers.

•	CoolRACTM technology -- a breakthrough power architecture for enterprise data centers that dramatically increases energy efficiency and lowers operating costs.

•
It has expanded its portfolio of CrystalFreeTM CMOS oscillators with the world’s first ultra low power +/-50 parts-per-million (ppm) CMOS oscillator family, as well as the world's first family of oscillators that support the requirements of 5Gbps Super-Speed USB 3.0 controller applications.

•	The industry's most flexible Universal Frequency Translators (UFTs) with industry-leading phase noise performance.

•	The addition of a low-jitter Voltage Controlled Surface Acoustic Wave (SAW) Oscillator (VCSO) for high-end optical networking and telecom applications.

•
It has released the industry's first integrated timing, thermal sensor and fan control solution for PC mobile platforms, digital video recorders (DVRs), set top boxes (STBs), Network Attached Storage (NAS) and enterprise Ethernet switches and routers

•	Design wins for its PCIe switch, Low-Power DDR3 register, Serial RapidIO switch, PCI Express to RapidIO bridge, and low-power dual port solutions.

•	It intends to sell its Hillsboro, Oregon wafer fabrication facility and related assets to Alpha and Omega Semiconductor Limited ("AOS", NASDAQ: AOSL).

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. During the quarter, IDT divested its HQV business to Qualcomm for approximately $60 million.  Concurrent with this divestiture, the Company also made the decision to divest the remaining portion of its video business.  For financial statement purposes, the remaining video business will be classified as assets held for sale and will be treated as discontinued operations as the Company seeks a buyer of the business.  The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of ongoing operations. IDT has removed results from the video business from current and historical non-GAAP results.  Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue for the fiscal second quarter of 2012 was $138.3 million, compared with $159.6 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal second quarter of 2012 was $8.4 million or $0.06 per diluted share, versus GAAP net income of $25.2 million or $0.16 per diluted share in the same period one year ago. Fiscal second quarter 2012 GAAP results include $4.6 million in acquisition and restructuring related charges and $4.3 million in stock-based compensation.

•
GAAP net income from discontinued operations for the September quarter was approximately $38.6 million or $0.26 per diluted share driven by a $46 million gain on the sale of HQV video processing business to Qualcomm which offset a $7.4 million loss generated by the video business unit.

•
Non-GAAP net income from continuing operations for the fiscal second quarter of 2012 was $16.7 million or $0.11 per diluted share, compared with non-GAAP net income from continuing operations of $35.0 million or $0.22 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal second quarter of 2012 was $74.3 million, or 53.7 percent, compared with GAAP gross profit of $88.1 million, or 55.2 percent, in the same period one year ago. Non-GAAP gross profit for the fiscal second quarter of 2012 was $78.1 million, or 56.5 percent, compared with non-GAAP gross profit of $93.5 million, or 58.6 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal second quarter of 2012 was $39.6 million, compared with GAAP R&D expense of $38.0 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal second quarter of 2012 was $38.1 million, compared with non-GAAP R&D of $35.2 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal second quarter of 2012 was $24.9 million, compared with GAAP SG&A expense of $25.6 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal second quarter of 2012 was $22.6 million, compared with non-GAAP SG&A expense of $22.8 million in the same period one year ago.

Webcast and Conference Call Information

Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on October 31, 2011. The webcast replay will be available after 5 p.m. Pacific time on October 31, 2011.

Investors can also listen to the live call at 1:30 p.m. Pacific time on October 31, 2011 by calling (877) 260-8900 or (612) 332-1210. The conference call replay will be available after 5 p.m. Pacific time on October 31, 2011 through 11:59 p.m. Pacific time on November 6, 2011 at (800) 475-6701 or (320) 365-3844. The access code is 219821.

About IDT

Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 3, 2011. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense, results from discontinued operations and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.

Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

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IDT, PureTouch, PowerSmart, and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2011	2011	2010	2011	2010
Revenues	$138,318	$149,285	$159,570	$287,603	$313,191
Cost of revenues	64,015	67,569	71,449	131,584	144,705
Gross profit	74,303	81,716	88,121	156,019	168,486
Operating expenses:
Research and development	39,567	39,667	38,012	79,234	75,992
Selling, general and administrative	24,868	25,848	25,604	50,716	51,675
Total operating expenses	64,435	65,515	63,616	129,950	127,667

Operating income	9,868	16,201	24,505	26,069	40,819
Other income (expense), net	(1,828)	44	1,178	(1,784)	1,441
Income from continuing operations before income taxes	8,040	16,245	25,683	24,285	42,260
Provision (benefit) for income taxes	(367)	947	441	580	1,386

Net income from continuing operations	8,407	15,298	25,242	23,705	40,874

Discontinued operations:
Gain from divestiture	45,939	-	-	45,939	-
Loss from discontinued operations	(7,352)	(7,644)	(5,039)	(14,996)	(10,280)
Provision (benefit) for income taxes	(60)	(29)	(21)	(89)	(43)
Net income (loss) from discontinued operations	38,647	(7,615)	(5,018)	31,032	(10,237)

Net income	$47,054	$7,683	$20,224	$54,737	$30,637

Basic net income per share continuing operations	$0.06	$0.10	$0.16	$0.16	$0.26
Basic net loss per share discontinued operations	0.27	(0.05)	(0.03)	0.21	(0.07)
Basic net income per share	$0.33	$0.05	$0.13	$0.37	$0.19

Diluted net income per share continuing operations	$0.06	$0.10	$0.16	$0.16	$0.26
Diluted net loss per share discontinued operations	0.26	(0.05)	(0.03)	0.21	(0.07)
Diluted net income per share	$0.32	$0.05	$0.13	$0.37	$0.19

Weighted average shares:
Basic	144,682	147,828	157,021	146,249	159,340
Diluted	146,169	151,074	157,649	148,686	160,171

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2011	2011	2010	2011	2010

GAAP net income from continuing operations	$8,407	$15,298	$25,242	$23,705	$40,874
GAAP diluted net income per share continuing operations	$0.06	$0.10	$0.16	$0.16	$0.26
Acquisition related:
Amortization of acquisition related intangibles	3,861	4,128	4,937	7,989	9,794
Acquisition related costs (1)	-	-	432	-	1,140
Assets impairment (2)	(92)	(90)	(183)	(182)	(277)
Fair market value adjustment to acquired inventory sold	-	-	117	-	379
Restructuring related:
Severance and retention costs	(15)	383	(125)	368	395
Facility closure costs (3)	(5)	28	285	23	1,262
Fabrication production transfer costs (4)	816	1,845	1,383	2,661	2,212
Other:
Compensation expense (benefit)—deferred compensation plan (5)	(1,337)	56	865	(1,281)	739
Loss (gain) on deferred compensation plan securities (5)	1,359	(45)	(600)	1,314	(467)
Stock-based compensation expense	4,282	3,772	3,297	8,054	7,516
Tax effects of Non-GAAP adjustments (6)	(541)	(577)	(699)	(1,118)	(668)
Non-GAAP net Income from continuing operations	$16,735	$24,798	$34,951	$41,533	$62,899
GAAP weighted average shares - diluted	146,169	151,074	157,649	148,686	160,171
Non-GAAP adjustment	1,994	1,747	2,087	1,840	1,920
Non-GAAP weighted average shares - diluted (7)	148,163	152,821	159,736	150,526	162,091
Non-GAAP diluted net income per share continuing operations	$0.11	$0.16	$0.22	$0.28	$0.39

GAAP gross profit	$74,303	$81,716	$88,121	$156,019	$168,486
Acquisition and divestiture related:
Amortization of acquisition related intangibles	2,917	3,184	3,536	6,101	7,009
Acquisition related costs (1)	-	-	-	-	5
Assets impairment (2)	(92)	(90)	(183)	(182)	(277)
Fair market value adjustment to acquired inventory sold		-	117	-	379
Restructuring related:
Severance and retention costs		-	(175)	-	(58)
Facility closure costs (3)	(4)	2	197	(2)	896
Fabrication production transfer costs (4)	816	1,845	1,383	2,661	2,212
Other:
Compensation expense (benefit) - deferred compensation plan (5)	(289)	12	381	(277)	354
Stock-based compensation expense	453	427	133	880	642
Non-GAAP gross profit	$78,104	$87,096	$93,510	$165,200	$179,648

GAAP R&D expenses:	$39,567	$39,667	$38,012	$79,234	$75,992
Acquisition and divestiture related:
Acquisition related costs (1)		-	(402)	-	(796)
Restructuring related:
Severance and retention costs	15	(383)	98	(368)	(335)
Facility closure costs (3)	5	(15)	(8)	(10)	(116)
Other:
Compensation expense (benefit) - deferred compensation plan (5)	867	(37)	(400)	830	(318)
Stock-based compensation expense	(2,320)	(1,999)	(2,078)	(4,319)	(4,346)
Non-GAAP R&D expenses	$38,134	$37,233	$35,222	$75,367	$70,081

GAAP SG&A expenses:	$24,868	$25,848	$25,604	$50,716	$51,675
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(944)	(944)	(1,401)	(1,888)	(2,785)
Acquisition related costs (1)		-	(30)	-	(339)
Restructuring related:
Severance and retention costs		-	(148)	-	(118)
Facility closure costs (3)	(4)	(11)	(80)	(15)	(250)
Other:
Compensation expense (benefit) - deferred compensation plan (5)	181	(7)	(84)	174	(67)
Stock-based compensation expense	(1,509)	(1,346)	(1,086)	(2,855)	(2,528)
Non-GAAP SG&A expenses	$22,592	$23,540	$22,775	$46,132	$45,588

GAAP interest income and other, net	$(1,828)	$44	$1,178	$(1,784)	$1,441
Loss (gain) on deferred compensation plan securities (5)	1,359	(45)	(600)	1,314	(467)
Non-GAAP interest income and other, net	$(469)	$(1)	$578	$(470)	$974

GAAP provision (benefit) for income taxes continuing operations	$(367)	$947	$441	$580	$1,386
Tax effects of Non-GAAP adjustments (6)	541	577	699	1,118	668
Non-GAAP provision (benefit) for income taxes continuing operations	$174	$1,524	$1,140	$1,698	$2,054

(1) Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.
(2) Consists of an impairment charge related to a note receivable and subsequent recoveries.
(3) Consists of ongoing costs associated with the exit of our leased and owned facilities.
(4) Consists of costs incurred in connection with the transition of our wafer fabrication processes in Oregon facility to TSMC.
(5) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan.
(6) Consists of the tax effects of non-GAAP adjustments.
(7) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	October 2,	April 3,
(In thousands)	2011	2011

ASSETS
Current assets:
Cash and cash equivalents	$133,391	$104,680
Short-term investments	186,755	194,512
Accounts receivable, net	76,440	81,798
Inventories	79,808	67,041
Prepaid and other current assets	22,012	23,929
Total current assets	498,406	471,960

Property, plant and equipment, net	72,054	67,754
Goodwill	95,452	104,020
Acquisition-related intangibles	41,080	51,021
Other assets	36,003	32,705
TOTAL ASSETS	$742,995	$727,460

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$30,293	$36,470
Accrued compensation and related expenses	26,531	28,212
Deferred income on shipments to distributors	16,033	12,853
Deferred taxes liabilities	2,220	2,224
Other accrued liabilities	29,018	30,886
Total current liabilities	104,095	110,645

Deferred tax liabilities	1,516	1,513
Long term income taxes payable	726	712
Other long term obligations	15,223	15,808
Total liabilities	121,560	128,678

Stockholders' equity	621,435	598,782

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$742,995	$727,460